UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2018

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02          Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2018, First Hawaiian, Inc. (the “Company”) announced the appointment of Ravi Mallela as Executive Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Mallela, 49, joins the Company from First Republic Bank, where he served as Senior Vice President, Head of Finance and Treasury since 2013. Prior to that, he served as Managing Director, Corporate Finance for the Bank of Montreal since 2012. Mr. Mallela will join the Company on September 4, 2018, effective that same date.

In connection with his appointment, Mr. Mallela entered into an offer letter with the Company on July 25, 2018. Mr. Mallela’s offer letter provides for a base salary of $450,000, and an annual bonus equal to 75% of his base salary for 2018 and based on a target of 75% of base salary for future years.  Mr. Mallela will be eligible to participate in the Company’s Long-Term Incentive Plan, and will be granted an award valued at $668,834 for the 2018-2020 performance period.  In addition, Mr. Mallela will be entitled to a one-time sign-on cash award of $150,000 upon joining the Company and, in consideration for equity awards that Mr. Mallela will forfeit in connection with his departure from First Republic Bank, an award of Company restricted stock units valued at $991,472 with a three-year vesting schedule.  Mr. Mallela will be entitled to relocation benefits (up to a maximum of $30,000) in connection with joining the Company and will be eligible to participate in the Company’s benefit plans, including the Company’s Executive Change-in-Control Retention Plan.

A copy of the Company’s press release announcing Mr. Mallela’s appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated July 25, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated July 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: July 25, 2018	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison

	Title:	Chairman of the Board and Chief Executive Officer